A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Winter 2011-2012

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a record of more than 45 years of success in generating competitive risk-adjusted returns for pension funds while also providing the vital collateral benefits of jobs and affordable housing for working people and their communities.

The HIT is a $4.2 billion investment grade fixed-income mutual fund1 that specializes in the highest credit quality multifamily mortgage-backed securities.  This focus provides pension plans with an investment that is low risk, a source of attractive current income, and also liquid. Approximately 93% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises.

The HIT is well-suited to meeting a major investment need of pension plans with union member beneficiaries because:

(1) The HIT is a fixed-income option with a strong record of performance versus its benchmark, providing similar levels of interest rate risk, higher income, and a superior credit profile;

(2) The HIT’s focus on high credit quality multifamily securities and its lack of corporate bonds can make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities; and

(3) The HIT directly sources multifamily and healthcare construction-related investments that generate competitive returns while also creating good union jobs and affordable housing at a time when communities can greatly benefit from development activity.

The HIT is a fixed-income investment that has the ability to provide reliable income and diversification in these uncertain times.

1 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

Fixed-Income: An Investment Category Whose Time Is Now

High credit quality fixed-income investments offer pension plans the benefits of capital preservation, reliable cash flow, diversification, and reduced volatility. They are especially well-suited to the current economic environment of high unemployment and lackluster growth because they can provide steady income without taking on undue market risk.

The Current Economic Environment Favors Fixed-Income

U.S. economic growth slowed in 2011 as the effects of the housing and financial crises that resulted in recession continued, and tight credit conditions and high unemployment put even more pressure on a the weak housing market.  To make matters worse, rising energy prices, geopolitical events, the European debt crisis, and fears of a hard landing in China hurt markets around the globe.  U.S. Treasury security prices benefited from the large number of negative events as investors sought safety.  Treasury rates fell to record lows despite a historic downgrade of the U.S. credit rating by Standard and Poor’s.  The U.S. economy likely would have been weaker if interest rates were higher and without extremely accommodative monetary policy by the Federal Reserve.   The FOMC not only kept rates near zero, but committed last summer to keep rates at these levels until at least the middle of 20132 and embarked on additional quantitative easing in the form of “Operation Twist.”  This included buying longer Treasuries while selling shorter maturities to flatten the yield curve.  Expectations for global growth and inflation going forward have been revised down due to so many negative factors and uncertainties in the world markets.

Source: Wall Street Journal/Haver Analytics

At the same time U.S. interest rates fell in 2011, equities experienced significant volatility due to world events. In addition to their higher volatility over time, stocks have demonstrated lower returns over the longer term.  For the 10-year period from December 2001 through December 2011, equity markets, as represented by the Standard and Poor’s 500 Index, generated smaller returns than investment-grade fixed-income investments, as represented by the Barclays Capital Aggregate Bond Index (see chart above).

With U.S. interest rates expected to remain low for a significant period due to economic weakness, monetary policy, and contained inflation, the risks to the fixed-income sector should remain subdued.   Further, unlike funds investing in corporate debt securities, the AFL-CIO Housing Investment Trust is a fixed-income investment that has the ability to provide both reliable income and diversification in these uncertain times.

2 In January 2012 the FOMC extended the commitment to late 2014.

The HIT: A Good Fixed-Income Option

The HIT advantage holds up over the long term and provides diversification from equities and corporate bonds.  The HIT has produced a significant positive return over the past 10 years, a period when many pension funds reduced their allocations in fixed-income, to their detriment.  An investment of $5 million in the HIT in December 2001 would have grown to $8.86 million by December 2011, whereas the same investment in major stock indices and real estate, as shown below, would be worth significantly less than the HIT investment.

An investment of $5 million in the HIT in
December 2001 would have grown to $8.86
million by December 2011, whereas the same
investment in major stock indices and real
estate would be worth significantly less than
the HIT investment.

The HIT does not hold corporate bonds and can provide greater diversification from equities than fixed-income funds that include such bonds. The HIT’s returns are negatively correlated with equity and real estate indices and not highly correlated with corporate bond indices, as seen in the table below.  (See page 7 for more information on the HIT’s performance.)

$5 Million Invested for 10 Years
 (period ending December 31, 2011)
	Value after 10 Years	Percent Change	Correlation3
HIT	$8,861,612	77%	-
Barclays Capital Aggregate	$8,767,674	75%	+0.95
U.S. Bloomberg REIT Index	$7,508,289	50%	-0.15
U.S. Dow Jones	$6,095,674	22%	-0.27
U.S. NYSE	$5,994,678	20%	-0.32
United Kingdom FTSE	$5,661,680	13%	-0.39
Dow Investment Grade Corporate Index	$5,648,472	13%	+0.62
U.S. S&P	$5,476,970	10%	-0.31
Japan Nikkei 225	$4,010,080	-20%	-0.51

Source: Haver Analytics, Bloomberg and the HIT

In addition to producing competitive returns with less credit risk than the Barclays Aggregate, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  The HIT’s proven track record demonstrates that participating in its socially responsible and economically targeted investments does not diminish returns for investors, but can enhance them.  Unlike most bond funds, the HIT helps to create assets by financing job-generating construction of multifamily developments and healthcare facilities to meet communities’ needs.4 The HIT has successfully funded development projects that meet priorities established by specific states or cities, including affordable housing for low-income families and workforce housing that is affordable to middle-income wage-earners.

3 Correlation to the HIT of monthly year-over-year changes in indices.
4 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

The HIT responded to the nation’s urgent need for job creation with its own stimulus effort, the Construction Jobs Initiative, which in 2009 set a goal of creating 10,000 union construction jobs by the spring of 2011.  The HIT passed this jobs goal in early 2011 and is now working toward a new target of 15,000 jobs by December 31, 2012.  Through the end of 2011, the HIT has committed $974 million under this initiative to create more than 11,400 union construction jobs on 35 projects in 18 cities, representing total development investments of over $2 billion.  These are attractive investments for the portfolio and are expected to generate additional income for HIT participants as projects are funded during the construction period.

To increase its capacity to invest in job-generating projects in low-income communities, the HIT established a Community Development Entity (CDE) as a wholly-owned subsidiary.  The CDE, known as Building America CDE, Inc., is utilizing New Markets Tax Credits to attract investors and enhance the financial viability of mixed-use developments and healthcare facilities in underserved neighborhoods.

HIT Financing for Multifamily and Healthcare Facility Projects
(Inception through December 31, 2011)
Since 1965
HIT Financing Commitments	$6,319 million
Total Development Value	$9,443 million
Union Construction Jobs	69,300
Units of Housing/Beds	101,736
Affordable Units	62,142

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union construction jobs, affordable housing, and community development.

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). The HIT specializes in government and agency issued, guaranteed, or insured multifamily5 mortgage-backed securities (MBS) that have call/prepayment protection, and it directly sources the construction-related multifamily MBS in which it invests.  It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The result is a consistent income advantage that contributes positively to the HIT’s performance.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers, particularly financing insured by the Federal Housing Administration (FHA), allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, issuers, and mortgage bankers, and to provide technical expertise to assist them in completing complex transactions in today’s difficult credit environment.  The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio.  These investments contribute to the HIT’s track record over time of successfully generating alpha versus the Barclays Aggregate.

The HIT stands out among fixed-
income investments because it has
the internal capability to source
multifamily mortgage investments
directly, and to provide technical
expertise to assist in completing
complex transactions in today’s
difficult credit environment.

The HIT’s Multifamily Investment Division, comprised of 11 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects.  These professionals use their extensive relationships with developers, mortgage bankers, state housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.  The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

Multifamily construction securities continue to offer attractive yield spreads to Treasuries for the HIT portfolio, as shown in the graph below.  By investing in these securities, the HIT is not only taking advantage of attractive

Multifamily construction securities are a particularly attractive investment for the HIT portfolio at this time.

5 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities, including hospitals, nursing facilities, and rehabilitation centers.

spreads, but also generating much-needed union construction jobs.  The HIT’s expertise in FHA programs, in particular, is extremely valuable to market participants. With more than four decades of experience with FHA programs, the HIT is well-positioned to finance FHA transactions that meet its investment criteria and generate union construction jobs and affordable housing.  The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past five years, the HIT has experienced only one default resulting in the loss of principal and interest, totaling $82,897, for a loss rate of 0.002% of average net assets.

Source: HIT and Securities Dealers

Portfolio Performance

The AFL-CIO Housing Investment Trust (HIT) continues to generate strong returns in this uncertain market.  For the 19th consecutive calendar year, the HIT’s gross one-year return has exceeded the benchmark and the net return was higher in 12 of those years.  The HIT’s gross and net returns were 8.34% and 7.86%, respectively, for the year ended December 31, 2011, compared to 7.84% for the Barclays Capital Aggregate Bond Index (Barclays Aggregate).

The HIT’s 2011 performance was enhanced by its ongoing income advantage versus the benchmark.  The HIT’s specialization in government/agency multifamily MBS and its focus on multifamily construction-related securities enabled it to perform well as these investments generated additional income relative to Treasuries while reflecting similar credit quality.  Further, as construction draws are funded over time, these instruments provide additional income.  The HIT’s better relative performance was achieved despite extremely strong performance by Treasury securities as interest rates fell significantly during the year, with 2-year and 10-year yields dropping by 35 and 142 basis points, respectively. The HIT is underweighted in Treasuries, holding 7.7% as of December 31, 2011, compared to 35.2% in the Barclays Aggregate.

The HIT outperformed the benchmark for the 1-,  3-, 5-, and 10-year periods ending December 31 by 50, 46, 40, and 54 basis points, respectively, on a gross basis, having gross returns of 8.34%, 7.23%, 6.90%, and 6.32%.  On a net basis, the HIT also outperformed the benchmark for the 1- and 10-year periods.

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  Periods over one year are annualized.

This is a particularly good time for pension plans to consider investing in the HIT.  With continuing volatility in many asset classes, value and diversification opportunities can be found in high credit quality fixed-income investments that offer attractive yield spreads.  Yield spreads on construction-related multifamily MBS remain especially attractive (as shown in the graph on page 6).  The large multifamily pipeline under review should allow the HIT to benefit from acquiring additional construction-related securities at wide spreads.

Portfolio Construction and Composition

The HIT’s stated investment guideline is to target the effective duration of its portfolio within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The effective duration of the HIT’s portfolio is managed daily relative to the Barclays Aggregate using BondEdge software. The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to adjust the duration gap.  They also monitor the allocation to various sectors compared to the Barclays Aggregate and may modify allocations by purchasing or selling securities.  The percentage of single family agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s government/agency multifamily MBS allocation typically ranges from 50% to 70% of the portfolio.  Restrictions on the portfolio’s holdings of various classes of securities can be found in the HIT’s prospectus.  The HIT does not use derivatives or leverage through borrowing.

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

The composition of the HIT’s portfolio as of December 31, 2011, demonstrates its high credit quality and specialization in multifamily MBS, as shown below.6

*Single family (SF) MBS were all Fannie Mae, Freddie Mac, and Ginnie Mae MBS and comprised 26.2% of the portfolio.

6 Includes commitments that have not yet been funded.

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT is well-positioned for investment success due to its superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2011
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	93.9%	75.1%	Effective Duration	4.25	4.85
A & Below	2.1%	19.8%	Convexity	-0.02	-0.06
Yield Advantage			Similar Call Risk
Current Yield	4.28%	3.68%	Call Protected	73%	68%
→ 60 basis point Yield Advantage			Not Call Protected	27%	32%

Strong Correlation with the Barclays Aggregate

Because the HIT actively maintains its duration and convexity and agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s returns and those of the Barclays Aggregate for the five years ending December 31, 2011, was 93% and has ranged from 93% to 99% in recent years.  The correlation with single family MBS indices is somewhat lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above.  The correlation with the Citigroup BIG Mortgage Index for the five years ending December 31, 2011, was 85% and has ranged from 85% to 94% in recent years.

During periods of market stress, the HIT’s outperformance versus the Barclays Aggregate tends to increase, as shown in the preceding graph, which compares the HIT’s gross and net returns to the Barclays Aggregate.  The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability to monitor and assess financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.

The HIT also has a contract with independent economic consultant Gary Shilling of A. Gary Shilling & Co., who makes periodic presentations to HIT staff and provides monthly economic reports and forecasts.

The Multifamily Investment Division works through its staff members in Washington, New York City, Boston, New Orleans, and San Francisco to use their extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff also reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT’s only expenses are its actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2011, 2010, and 2009, the HIT’s ratio of expenses to average net assets was 44, 44, and 43 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

The AFL-CIO Housing Investment Trust’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors — agency multifamily and single family MBS.  As of December 31, 2011, approximately  93% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to approximately 74% in the Barclays Aggregate. The HIT seeks to construct a portfolio that has a higher expected yield than its benchmark. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark.  Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions.  As of December 31, 2011, over 64% of assets were invested in this product.7  Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest nearly 90% of dividends allows the HIT to accommodate attractive investment opportunities and honor redemption requests.

Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss other issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management.  The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Assistant Portfolio Managers Michael Cook, CFA and J. Guy Carter IV; and Senior Financial Analyst David Phillips.

Each trade is reviewed for compliance with HIT guidelines by the Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

7 Including commitments that have not yet been funded.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 18 of the 2011 Semi-Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in its 2010 Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to insure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, anti-money laundering, personal trading, record retention, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries several types of insurance. This includes a $15,000,000 fidelity bond, errors and omissions insurance totaling $20,000,000, and a fiduciary ERISA bond for $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers to provide ancillary services (such as custodian, transfer agent, and investment accounting services) to enable it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the AFL-CIO Housing Investment Trust are its sole owners. As of December 31, 2011, the HIT had a net asset value of approximately $4.26 billion and 358 institutional investors.

Clients by Type ($ in millions as of 12/31/2011)	$ Amount	Percentage	Number of Accounts
Public	1,152.16	27.03	10
Taft-Hartley	2,728.55	64.01	195
Other (Labor Organizations)	381.76	8.96	153
Total	4,262.47	100.00	358

The largest five accounts and length of HIT investment are shown below:

Type of Account	Length of Relationship (Since)	% of HIT Net Assets December 31, 2011
Taft-Hartley Fund	1983	>5%
Northeast Public Fund 1	2002	>5%
Northeast Public Fund 2	2002	4.7%
Western Public Fund 1	1991	4.4%
Western Public Fund 2	1996	3.1%

Nearly 90% of the dividends received by participants are reinvested in the HIT. This demonstrates investor confidence. For 2011, those reinvested dividends provided $160 million in new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman, seven labor trustees, and five management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He is assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for nearly 40 years.  Before coming to the HIT, Mr. Coyle served as Director of the Boston Redevelopment Authority, Executive Vice President of a national architectural and planning firm, Deputy Undersecretary of the U.S. Department of Health and Human Services, and Executive Assistant to the Secretary of the Department of Housing and Urban Development. Mr. Coyle earned a Bachelor's Degree from Brandeis University, a Master's degree from the Kennedy School of Government at Harvard University, and a Juris Doctor degree from Stanford Law School.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the union pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance

Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has five offices as well as a Midwest regional marketing director.

Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	45
Boston, MA	Investment Sourcing/Marketing/Investor Relations	2
New York, NY	Investment Sourcing/Investor Relations	3
San Francisco, CA	Investment Sourcing/Marketing/Investor Relations	2
New Orleans, LA	Investment Sourcing	1

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page.  Brief biographies for key members of the Portfolio Management Group are provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and works through a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, Assistant Portfolio Manager, has approximately nine years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Mr. Cook is a Certified Financial Risk Manager. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's $700 billion mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.  Mr. Carter holds an MBA from Georgetown University.

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	20	20	39
Ted Chandler	Chief Operating Officer	2	2	25
Erica Khatchadourian	Chief Financial Officer	19	9	23
Saul Schapiro	General Counsel	2	2	39
Chang Suh	Executive Vice President – Chief Portfolio Manager	14	8	17
Michael Cook	Assistant Portfolio Manager	9	4	10
J. Guy Carter IV	Assistant Portfolio Manager	4	4	10
Harpreet Peleg	Controller	7	5	15
Stephanie H. Wiggins	Executive Vice President and Chief Investment Officer	11	9	22
Eric Price	Executive Vice President	6	2	19
Lesyllee White	Director of Marketing	12	7	17
Debbie Cohen	Chief Development Officer	4	3	30
Sondra Albert	Chief Economist	8	8	15
Christopher Kaiser	Chief Compliance Officer and Deputy General Counsel	5	4	17

Collateral Benefits: Construction Investment, Job Creation, Community Development, and Economic Stimulus

The AFL-CIO Housing Investment Trust continues to invest in construction in a market environment where many other lenders are not active, providing a lifeline for struggling union construction workers and a boost to local economies.  The HIT’s more than 45 years of experience in housing finance; its well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable have enabled the HIT to support new construction and create union jobs despite the economic downturn.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.  The HIT’s investments help to close capital gaps in housing and community development projects. In addition, the HIT’s wholly-owned subsidiary — Building America CDE, Inc. — is increasing the HIT’s capacity to invest in mixed-use projects in low-income communities by providing equity to fill capital gaps through the sale of New Markets Tax Credits.

The HIT’s investments help to close capital gaps in housing and community development projects.

The HIT is working to create 15,000 union construction jobs under its Construction Jobs Initiative by the end of 2012, after having passed its initial goal of creating 10,000 union construction jobs in less than two years.  HIT investments under this initiative have created over 11,400 on–site construction jobs.  The economic impact of this construction activity, however, is far broader than the direct jobs at the projects the HIT has financed.  It is estimated that over 7,800 additional jobs are being created as a secondary effect of these HIT investments, in industries that supply materials or services to the projects in the communities where the projects are located.  The HIT intends to draw on its large pipeline of projects under review to reach its goal of 15,000 union construction jobs.  Together with jobs indirectly created in other industries, these investments should add more than 25,000 total jobs to the struggling U. S. economy – while generating competitive returns for the HIT’s participants.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT.  When possible, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.  HIT projects often help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or other environmentally-friendly design.

Examples of HIT-Financed Projects

Several of the projects to which the HIT has recently committed financing are shown below.  Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

225 Centre Street, Boston, MA

The HIT and its subsidiary Building America CDE, Inc., are contributing to the financing for 225 Centre Street, the first phase of an ambitious redevelopment plan for 11 acres adjacent to the Jackson Square Massachusetts Bay Transportation Authority (MBTA) station in Jamaica Plain.  The plan will eventually develop a mix of multifamily housing, retail, commercial, and office space, along with community areas and green space.  The HIT is purchasing $9.9 million in MassHousing taxable and tax-exempt bonds to help finance the residential component of a new seven-story building. The $53.2 million project will have 103 rental units, 35 of which will be affordable to lower-income households. The project also includes almost 17,000 square feet of first floor commercial space and parking, which will be partially financed through New Markets Tax Credits (NMTCs) provided by Building America.  The 225 Centre Street project should create approximately 300 union construction jobs.

The Renaissance, New York, NY

The HIT purchased $12.5 million of Housing Development Corporation (HDC) fixed-rate taxable bonds to help preserve affordability at The Renaissance, also know as Central Harlem Plaza.  This workforce housing development built in Harlem in 2001, is an 11-story mixed-use, limited-equity co-op building with 241 units, ground floor commercial space, and parking spaces.  Seventy-five percent or 180 units are affordable to households whose income is no more than 165% of Area Median Income, which is $127,000 for a family of four.  The commercial space has several national retailers.  Nine full-time maintenance employees are members of SEIU 32BJ.

Penn South, New York, NY

The HIT invested a record $134 million for capital improvements and refinancing at the historic Penn South Cooperative in midtown Manhattan. The Penn South development occupies 12 city blocks and includes schools, retail and commercial services, gardens and a power plant.  Developed in 1962 by the International Ladies Garment Workers Union, which became part of UNITE HERE, Penn South is one of the largest developments to come out of a movement in the 1950s to create limited-equity cooperative housing for moderate-income residents in New York City.  The HIT’s purchase of a Fannie Mae security will help renovate the 10-building residential development, keep 2,820 housing units affordable for current residents, and create 610 union construction jobs.

Applewood Pointe of Roseville at Langton Lake, Roseville, MN

To help finance construction of the $11.2 million first phase of this senior cooperative housing project, the HIT is providing $4.7 million of union pension capital. Located near the Twin Cities of St. Paul and Minneapolis, the project consists of 48 housing units in a four-story building offering residents a wide array of amenities. The project, which should create about 70 union construction jobs, is being developed by United Properties.  In 2009, the HIT provided $17.6 million for another United Properties project, the recently completed Applewood Pointe of Bloomington at Southport, which created 101 senior housing units and approximately 130 union construction jobs.

333 Harrison Apartments, San Francisco, CA

The HIT committed $70 million to help finance construction of the $105 million development in San Francisco’s South of Market (SOMA) neighborhood. The seven-story residential structure will produce 277 market rate rental units and 49 affordable units for residents earning no more than 30% of the area median income. The unit mix includes studios and one- and two-bedroom apartments. This project is expected to create approximately 600 jobs for members of the city’s building and construction trades unions.  The HIT is providing $35 million in financing for two other San Francisco residential projects – the $80 million Potrero Launch development in the Central Waterfront area and the $48 million Arc Light Co. residences in the city’s South Beach neighborhood.  Together, these three projects represent a total of 616 housing units, approximately 1,340 union construction jobs, and $105 million in HIT financing.

Charlesview Apartments, Boston, MA

The HIT is investing $58.2 million of union pension capital for construction of the new Charlesview Apartments in Boston’s Brighton neighborhood.  With a total development cost of $152 million, the project will build 240 units of affordable rental units, replacing an older 213 apartment development of the same name located approximately two blocks away. The new complex features townhouse and mid-rise apartment buildings, as well as over 23,000 square feet of retail and community space.  Current tenants will be relocated to the new development.  To help finance the project, the HIT has partnered with The Community Builders, the largest nonprofit urban housing developer in the country, and MassHousing, the state housing finance agency.  The HIT is providing bridge loans through the purchase of tax-exempt and taxable bonds from MassHousing.  Construction of this development is expected to create approximately 860 union jobs.

Conclusion

The AFL-CIO Housing Investment Trust is one of the oldest socially responsible investment funds in the U.S.  The HIT embraces “triple bottom line investing.”  As a steward of union and public employee pension capital, the HIT is committed to producing: (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) good jobs for union members; and (3) more livable communities, with high quality affordable housing and a sustainable environment.

Since 1965, the HIT and its predecessor fund have committed over $6.3 billion ($10.8 billion in today’s dollars) to finance more than 101,000 units of housing, including almost 62,000 affordable units, thereby enhancing the nation’s stock of affordable housing and revitalizing communities coast to coast.  HIT projects regularly promote responsible urban development, transit-oriented development, affordable housing construction or preservation, adaptive reuse of older structures, and often some level of environmentally-friendly design.  The HIT’s 100% union labor requirement has generated some 69,000 union construction jobs on the projects it finances — jobs that pay family-supporting wages, provide health and retirement security, contribute to the economic base of the communities where union members live and work, and foster economic growth beyond the communities where it invests.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments. The construction-related government/agency multifamily securities that are the HIT’s focus are particularly attractive at this time, and with the HIT’s current wide yield advantage over the benchmark, the HIT portfolio is well positioned to outperform over the long term.

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union jobs, affordable housing, and community development.

How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq. Director of Marketing National and Mid-Atlantic Accounts (202) 467-2546 lwhite@aflcio-hit.com	Paul Sommers Regional Marketing Director Midwest Accounts (937) 604-9681 psommers@aflcio-hit.com
Paul Barrett Regional Marketing Director New England Accounts (508) 397-9750 pbarrett@aflcio-hit.com	Emily Johnstone Regional Marketing Director Western Accounts (415) 640-5204 ejohnstone@aflcio-hit.com
Debbie Cohen Chief Development Officer (202) 467-2591 dcohen@aflcio-hit.com	Julissa Servello Marketing Coordinator (202) 467-2544 jservello@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2011, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com